Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

12. Income Taxes

The Company is subject to taxation in the U.S., United Kingdom and various states jurisdictions. Tax years since the Company’s inception remain open to examination by the major taxing jurisdictions to which the Company is subject. The Company’s consolidated pretax loss from continuing operations for the years ended December 31 were generated by domestic and foreign operations as follows (in thousands):

	2017	2016
United States	$(105,222)	$(65,863)
Foreign	(80)	(2,494)

Total	$(105,302)	$(68,357)

Income tax (provision) benefit from continuing operations for the years ended December 31 consists of the following (in thousands):

	2017	2016
United States	$—	$—
State	(3)	554
Foreign	—	59

Total current tax (provision) benefit	(3)	613

Total deferred tax (provision) benefit	—	—

Total	$(3)	$613

The reconciliation between the Company’s effective tax rate on loss from continuing operations and the statutory tax rate for the years ended December 31 is as follows:

	2017	2016
Statutory rate	34.00%	34.00%
State income tax, net of federal benefit	(0.34)%	1.19%
Nondeductible expenses	(0.46)%	(0.01)%
Equity-based expenses	(22.68)%	(17.34)%
Return to provision	0.19%	—%
Tax credits	1.35%	1.52%
Uncertain tax positions	(0.34)%	(0.38)%
Foreign rate differential	(0.03)%	(1.24)%
Rate adjustment	(22.26)%	0.12%
Change in valuation allowance	10.57%	(16.96)%

Provision (benefit) for income taxes	—%	0.90%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s net deferred tax assets arising from its taxable subsidiaries consisted of the following components as of December 31 (in thousands):

	2017	2016
Deferred tax assets:
Net loss carryforwards	$42,281	$49,905
Fixed assets and intangibles	89	3,964
Research and development credits	3,808	2,661
Stock-based compensation	1,394	2,294
Other	846	728

Total deferred tax assets	48,418	59,552

Less: valuation allowance	(48,418)	(59,552)

Net deferred tax assets	$—	$—

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all the deferred tax assets will be realized. Generally, the ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Based on historical performance and future expectations, management has determined a valuation allowance is needed in respect to its ending deferred tax assets. As of December 31, 2017 and 2016, the valuation allowances against deferred tax assets totaled $48.4 million and $59.6 million, respectively, or a change of $11.1 million.

As of December 31, 2017, the Company had net operating loss (NOL) carryforwards for federal income tax purposes of approximately $172.7 million, which will begin to expire in 2029 if not utilized. As of December 31, 2017, the Company had NOL carryforwards in various states of approximately $104.6 million. The state carryforwards have varying expiration dates beginning in 2029. The Company has foreign NOLs of $0.6 million that do not expire.

As of December 31, 2016, the Company has federal and state R&D tax credit carryforwards of approximately $2.9 million and $1.0 million, respectively. As of December 31, 2017, the Company has federal and state R&D tax credit carryforwards of approximately $4.1 million and $1.2 million, respectively. The federal R&D tax credits begin to expire in 2031, unless utilized, and the state credits do not expire.

The following table summarized the activity related to the Company’s gross unrecognized tax benefits as of December 31 (in thousands):

	2017	2016
Balance at the beginning of the year	$970	$663
Adjustments related to prior year tax positions	(5)	—
Increases related to current year tax positions	370	307
Decreases due to statute of limitation expiration	—	—

Balance at end of year	$1,335	$970

The Company recognizes a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits, and uncertain income tax positions must meet a more likely than not recognition threshold to be recognized. The Company recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the consolidated statements of operations. There were no accrued interest and penalties associated with unrecognized tax benefits of December 31, 2017. The Company does not anticipate a significant change in its uncertain tax benefits over the next 12 months.

Management believes it is more likely than not that all significant tax positions taken to date would be sustained by the relevant taxing authorities. Furthermore, the Company has not recognized any tax benefits to date because the Company has established a full valuation allowance for its deferred tax assets due to uncertainties as to their ultimate realization.

Pursuant to Internal Revenue Code (IRC) Sections 382 and 383, annual use of the Company’s NOLs and research and development credit carryforwards may be limited in the event a cumulative change in ownership of more than 50.0% occurs within a three-year period. The Company has not completed an IRC Section 382/383 analysis regarding the limitation of NOLs and R&D credit carryforwards; due to the complexity and cost associated with such a study and the fact that there may be additional such ownership changes in the future. The Company does not expect this analysis to be completed within the next 12 months and as a result, the Company does not expect the unrecognized tax benefits will change within 12 months of this reporting date. Due to the existence of the valuation allowances, future changes in the Company’s unrecognized tax benefits will not impact the Company’s effective tax rate. If the Company has experienced an ownership change at any time since its’s formation, utilization of the NOLs or R&D tax credit carryforwards would be subject to an annual limitation under Section 382 of the IRC, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOLs or R&D tax credit carryforwards before utilization.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the Tax Act). The Tax Act makes broad and complex changes to the U.S. tax code, including but not limited to (i) reducing the U.S. federal tax rate from 35% to 21%, (ii) requiring companies to pay a one-time transition tax on certain unrepatriated earnings of foreign subsidiaries, (iii) generally eliminating the U.S. federal income tax on dividends from foreign subsidiaries, (iv) requiring a current inclusion in U.S. federal taxable income of certain earnings of controlled foreign corporations, (v) eliminating the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized, (vi) creating the base erosion anti-abuse tax, a new minimum tax, (vii) creating a new limitation on deductible interest expense, and (viii) changing rules related to uses and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017.

The Tax Act reduces the corporate tax rate to 21%, effective January 1, 2018. Consequently, the Company has recorded a decrease related to its deferred tax assets of approximately $18.4 million, with a corresponding net adjustment to the valuation allowance for the year ended December 31, 2017.

The Deemed Repatriation Transition Tax (Transition Tax) is a tax on previously untaxed accumulated and current earnings and profits (E&P) of the Company’s foreign subsidiaries. To determine the amount of the Transition Tax, the Company must determine, in addition to other factors, the amount of post-1986 E&P of the relevant subsidiaries, as well as the amount of non-U.S. income taxes paid on such earnings. Due to losses of the Company’s foreign subsidiaries, the Company has not recorded an obligation for the Transition Tax.

The Tax Act creates a new requirement that certain income (i.e., GILTI) earned by controlled foreign corporations (CFCs) must be included currently in the gross income of the CFCs’ U.S. shareholder. GILTI is the excess of the shareholder’s “net CFC tested income” over the net deemed tangible income return, which is currently defined as the excess of (1) 10% of the aggregate of the U.S. shareholder’s pro rata share of the qualified business asset investment of each CFC with respect to which it is a U.S. shareholder over (2) the amount of certain interest expense taken into account in the determination of net CFC-testedincome. Due to current losses of the Company’s foreign subsidiaries, the Company has not made any adjustments related to potential GILTI tax in its financial statements and has not made a policy decision regarding whether to record deferred taxes on GILTI.

The Company must assess whether valuation allowances assessments are affected by various aspects of the Tax Act (e.g., deemed repatriation of deferred foreign income, GILTI inclusions). Since the Company has recorded no amounts related to certain portions of the Tax Act, no changes to the valuation allowance have been recorded.